AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of September 18, 2006, with respect to that certain Loan Agreement dated as of September 19, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation, as “Borrower,” ARVINMERITOR, INC., an Indiana corporation in its capacity as the initial “Collection Agent,” THREE PILLARS FUNDING LLC, a Delaware limited liability company, and SUNTRUST BANK, a Georgia banking corporation, as “Lenders”, and SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as “Three Pillars Agent” and as “Administrative Agent”. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Loan Agreement.

BACKGROUND

The parties wish to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Amendments.

(a)          The definition of “Liquidity Termination Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Liquidity Termination Date” means, with respect to each of the Conduit Lenders, the earlier to occur of (a) September 17, 2007, as such date may be extended from time to time by such Conduit Lender’s Liquidity Banks in accordance with its Liquidity Agreement, and (b) the occurrence of an Event of Bankruptcy with respect to such Conduit Lender.

(b)          From and after the date, if any, when the Administrative Agent notifies the Borrower and the Collection Agent in writing that it is reasonably satisfied with the accuracy of a Monthly Report prepared after the date hereof, Exhibit F to the Loan Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit 1 hereto.

2. Representations. In order to induce the Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agents and the Lenders that no Significant Event or Unmatured Significant Event exists and is continuing as of the date hereof.

3. Effectiveness. This Amendment shall become effective and shall inure to the benefit of the Borrower, the Collection Agent, the Lenders, the Agents and their respective successors and assigns when the Administrative Agent shall have received one or more counterparts of this Amendment, duly executed and delivered by each of the parties hereto.

4. Ratification. Except as expressly amended above, the Loan Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ARVINMERITOR RECEIVABLES CORPORATION, AS BORROWER

By: /s/ Mary a. Lehmann

Name: Mary A. Lehmann

Title:	President and Treasurer

ARVINMERITOR, INC., AS INITIAL COLLECTION AGENT

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

THREE PILLARS FUNDING LLC, AS A CONDUIT LENDER

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title:	Vice President

SUNTRUST BANK, AS A COMMITTED LENDER

By: /s/ Heidi M. Khambatta

Name: Heidi M. Khambatta

Title: Director

SUNTRUST CAPITAL MARKETS, INC., AS THREE PILLARS AGENT AND AS ADMINISTRATIVE AGENT

By: /s/ Michael G. Maza

Name: Michael G. Maza

Title:	Managing Director